Exhibit 99.2

SUPPLEMENTAL OPERATING AND
FINANCIAL DATA

FOR THE QUARTER ENDED
March 31, 2009

Alamance Regional Mebane Outpatient Center – Cancer Center, Mebane, North Carolina

All amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Cogdell Spencer Inc.  Any offer to sell or solicitation to buy securities of Cogdell Spencer Inc. shall be made only by means of a prospectus approved for that purpose.

Company Overview

Cogdell Spencer Inc. (the “Company”) is a fully-integrated, self-administered, and self-managed real estate investment trust (“REIT”) that invests in specialty office buildings for the medical profession, including medical offices and ambulatory surgery and diagnostic centers.  The Company focuses on the ownership, delivery, acquisition, and management of strategically located medical office buildings and other healthcare related facilities in the United States of America.  The Company has been built around understanding and addressing the specialized real estate needs of the healthcare industry.

In March 2008, the Company acquired Marshall Erdman & Associates, Inc., combining the capital and management services of Cogdell Spencer Advisors, creating Cogdell Spencer ERDMAN, an operating unit of Cogdell Spencer Inc.  The Company, a fully integrated healthcare facilities company, provides services from strategic planning to long-term property ownership and management.  Integrated delivery service offerings include strategic planning, design, construction, development and project management services for properties owned by the Company and for third parties.

The Company is building a national portfolio of healthcare properties primarily located on hospital campuses.  Since the Company’s initial public offering in 2005, the Company has acquired properties in five new states and multiple new markets.  During the year ended December 31, 2008, the Company acquired two off-market acquisitions that were a result of strong relationships with existing clients. Client relationships and advanced planning services also give the Company the ability to be included in the initial project discussions that can lead to ownership and investment in healthcare properties.

The Company’s capital projects team completed Alamance Regional Mebane Outpatient Center in 2008 and broke ground on Cancer Center expansion in early 2009.  Additional capital projects that have been announced recently include The Woodlands in Pensacola, Florida and The Medical Center Physicians Tower in Jackson, Tennessee.

Since its founding in 1951, the Company has designed, engineered, or built over 5,000 healthcare facilities, which support more than 50,000 physicians.  Cogdell Spencer ERDMAN was ranked as the number one healthcare design-build firm for 2007 and 2008 by Modern Healthcare’s Annual Construction and Design Survey.

The Company’s property management team, has a proactive, customer-focused service approach that leads to faster response times and greater resources to serve tenants.  The Company’s management believes that a strong internal property management capability is a vital component of the Company’s business, both for the properties that the Company owns and for those that the Company manages.  During 2008, the Company continued celebrations with the “Celebrating 25 Years” Campaign, which recognizes the long-term relationships between the Company and its healthcare system clients and partners.  Celebrating clients in 2008 include Palmetto Health and Sisters of Charity Providence Hospital in Columbia, South Carolina.

As of December 31, 2008, the Company owned or managed healthcare properties located in 13 states and had regional offices located throughout the country to support property management and design-build services.  The majority of the Company’s wholly-owned properties are located on hospital campuses.

Cogdell Spencer Inc.
Investor Information

Board of Directors		Senior Management

James W. Cogdell	Frank C. Spencer	James W. Cogdell	Frank C. Spencer
Chairman	President & CEO	Chairman	President & CEO

John R. Georgius	Richard B. Jennings	Charles M. Handy	Scott A. Ransom
		Chief Financial Officer	President — Erdman

Christopher E. Lee	David J. Lubar

Richard C. Neugent	Scott A. Ransom

Randolph D. Smoak, M.D.

Equity Research Coverage

BMO Capital Markets	Raymond James & Associates
Richard Anderson – 212.885.4180	Paul Puryear – 727.567.2253

Janney Montgomery Scott	SmithBarney Citigroup
Stephanie Krewson – 215.665.6385	Michael Bilerman – 212.816.1383

KeyBanc Capital Markets
Karin Ford – 917.368.2293

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent	Investor Relations
4401 Barclay Downs Drive	CSA	Continental Stock	Dana A. Crothers
Suite 300		Transfer & Trust	Marketing Director
Charlotte, NC 28209	Stock Exchange Listing	Company	704.940.2904
Tel: 704.940.2900	New York Stock Exchange
Fax: 704.940.2957
www.cogdellspencer.com

This supplemental operating and financial data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: our business strategy; our ability to comply with financial covenants in our debt instruments; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; our ability to renew our ground leases; changes in the reimbursement available to our tenants by government or private payors; our tenants' ability to make rent payments; defaults by tenants; Erdman’s customers’ access to financing; delays in project starts and cancellations by Erdman’s customers; the timing of capital expenditures by healthcare systems and providers; market trends; and projected capital expenditures. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s Form 10-K for the year ended December 31, 2008. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cogdell Spencer Inc.
First Quarter 2009

Financial and Operating Highlights
(in thousands, except per share amounts, years, ratios and portfolio statistics)

Three Months Ended March 31, 2009
Selected Operating Data
Rental income	$19,416
Straight line rent	118
Fair value lease revenues (1)	131
Rental revenue	19,665
Property management and other fees	850
Revenue from property operations	$20,515
Costs related to property operations	$7,927
Property operations gross margin	61%

Design-Build and development revenue	$49,189
Costs related to design-build contracts and development	$40,165
Design-Build and development gross margin	18%

EBITDA (2)	$15,014
Interest expense	$(6,025)

Net loss attributable to Cogdell Spencer Inc., excluding impairment charge, net of tax	$(420)
Net loss per share attributable to Cogdell Spencer Inc., excluding impairment charge, net of tax -
basic and diluted	$(0.02)

Funds from Operations ("FFO") (3), excluding impairment charge, net of tax	$6,520
FFO per share and unit - diluted (3), excluding impairment charge, net of tax	$0.24

Funds from Operations Modified ("FFOM") (3), excluding the impairment charge, net of tax	$8,060
FFOM per share and unit - diluted (3), excluding the impairment charge, net of tax	$0.30

Distributions declared per share and unit	$0.225

	As of March 31, 2009		As of March 31, 2009
Selected Balance Sheet Data		Capitalization
Cash and cash equivalents	$12,400	Common shares outstanding	19,488
Book value of real estate assets		Units outstanding	7,582
before depreciation	$555,244	Total common shares and units outstanding	27,070
Total assets	$748,135	Share price at end of period	$5.10
Total liabilities	$573,124	Equity value at end of period (4)	$138,057
Noncontrolling interests and equity	$175,011	Debt	$455,030
		Total market capitalization	$593,087
Debt
Weighted average interest rate	4.9%	Portfolio Statistics - In-service, Consolidated Properties
Weighted average remaining maturity (years)	3.1	Number of properties	61
Debt / total assets	61%	Total square footage	3,275,968
		Occupancy	91.5%

________________________
(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective lease from the date of the acquisition.
(2)	For a definition and discussion and a quantitative reconciliation of the differences between EBITDA and net loss, see page 9.
(3)	For a definition and discussion and a quantitative reconciliation of the differences between FFO, FFOM, and net loss, see page 8.
(4)	Assuming conversion of 100% of the operating partnership units into shares of common stock.

Cogdell Spencer Inc.
First Quarter 2009

Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Assets
Real estate properties:
Operating real estate properties	$533,363	$531,932	$529,495	$526,937	$508,203
Less: Accumulated depreciation	(75,447)	(69,285)	(63,154)	(56,974)	(50,805)
Total operating real estate properties, net	457,916	462,647	466,341	469,963	457,398
Construction in process	21,881	15,314	10,672	2,889	16,600
Total operating real estate properties, net	479,797	477,961	477,013	472,852	473,998
Cash and cash equivalents	12,400	34,668	10,637	5,088	13,581
Restricted cash	12,686	12,964	18,388	18,078	22,874
Tenant and accounts receivable, net	34,701	43,523	42,924	49,827	53,124
Goodwill	108,683	180,435	181,795	181,773	184,042
Trade names and trademarks	41,240	75,969	75,986	75,951	75,951
Intangible assets, net	27,144	45,363	50,642	56,043	61,929
Other assets	31,484	29,207	27,689	30,558	27,729
Total assets	$748,135	$900,090	$885,074	$890,170	$913,228

Liabilities and Equity
Mortgage notes payable	$243,030	$240,736	$234,497	$242,033	$241,105
Revolving credit facility	112,000	124,500	90,000	114,000	116,000
Term Loan	100,000	100,000	100,000	100,000	100,000
Accounts payable	17,978	22,090	23,185	29,028	31,607
Billings in excess of costs and estimated earnings on uncompleted contracts	19,123	17,025	27,616	32,796	38,875
Deferred income taxes	14,510	34,176	40,302	40,107	42,893
Payable to prior MEA Inc. shareholders	18,002	18,002	24,003	24,003	32,405
Other liabilities	48,481	60,567	47,751	40,976	37,900
Total liabilities	573,124	617,096	587,354	622,943	640,785
Commitments and contingencies
Equity:
Cogdell Spencer Inc. stockholders' equity
Preferred stock, $0.01 par value; 50,000 shares authorized, none issued or outstanding	-	-	-	-	-
Common stock; $0.01 par value; 200,000 shares authorized, 19,488 and 17,699
shares issued and outstanding in 2009 and 2008, respectively	195	177	176	154	154
Additonal paid-in capital	292,971	275,380	273,635	236,070	235,211
Accumulated other comprehensive loss	(5,806)	(5,106)	(12)	(130)	(2,029)
Accumulated deficit	(152,042)	(77,438)	(72,416)	(65,183)	(57,949)
Total Cogdell Spencer Inc. stockholders' equity	135,318	193,013	201,383	170,911	175,387
Noncontrolling interests:
Real estate partnerships	4,658	4,657	6,176	2,532	2,443
Operating partnership	35,035	85,324	90,161	93,785	94,613
Total noncontrolling interests	39,693	89,981	96,337	96,317	97,056
Total equity	175,011	282,994	297,720	267,228	272,443
Total liabilities and equity	$748,135	$900,090	$885,074	$890,171	$913,228

Cogdell Spencer Inc.
First Quarter 2009

Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31,2008
Revenues:
Rental revenue	$19,665	$20,177	$19,631	$19,300	$18,691
Design-Build contract revenue and other sales	46,390	78,726	72,914	78,021	23,936
Property management and other fees	850	935	852	835	841
Development management and other income	2,799	134	622	110	19
Total revenues	69,704	99,972	94,019	98,266	43,487

Expenses:
Property operating and management	7,927	7,972	8,370	7,841	7,199
Design-Build contracts and development management	40,165	67,112	59,578	66,286	21,043
Selling, general, and administrative	6,667	9,819	7,599	8,488	4,306
Depreciation and amortization	10,111	11,741	11,871	12,380	9,025
Impairment charges	120,920	-	-	-	-
Total expenses	185,790	96,644	87,418	94,995	41,573

Income from operations before other income (expense)	(116,086)	3,328	6,601	3,271	1,914

Other income (expense):
Interest and other income, net	155	239	210	218	255
Interest expense	(6,025)	(6,463)	(6,743)	(6,857)	(5,096)
Equity in earnings of unconsolidated partnerships	6	4	10	5	3
Total other income (expense)	(5,864)	(6,220)	(6,523)	(6,634)	(4,838)

Income (loss) from operations before income tax (expense) benefit	(121,950)	(2,892)	78	(3,363)	(2,924)

Income tax (expense) benefit	19,626	1,387	(883)	383	358

Net loss	(102,324)	(1,505)	(805)	(2,980)	(2,566)
Net loss (income) attributable to the noncontrolling interest in:
Real estate partnerships	(92)	(105)	(920)	48	13
Operating partnership	32,198	568	639	1,089	752
Net loss attributable to Cogdell Spencer Inc.	$(70,218)	$(1,042)	$(1,086)	$(1,843)	$(1,801)

Per share data:
Net loss per share attributable to Cogdell Spencer Inc. - basic and diluted	$(3.90)	$(0.06)	$(0.07)	$(0.12)	$(0.13)

Weighted average common shares - basic and diluted (1)	17,995	17,577	15,747	15,393	14,364
_____________________
(1) Shares of unvested restricted common stock are anti-dilutive due to the net loss.

Cogdell Spencer Inc.
First Quarter 2009

Business Segment Reporting
(in thousands)
(unaudited)

Three months ended March 31, 2009:	Property Operations	Design-Build and Development	Unallocated and Other	Total

Revenues:
Rental revenue	$19,665	$-	$-	$19,665
Design-Build contract revenue and other sales	-	46,390	-	46,390
Property management and other fees	850	-	-	850
Development management and other income	-	2,799	-	2,799
Total revenues	20,515	49,189	-	69,704

Certain operating expenses:
Property operating and management	7,927	-	-	7,927
Design-Build contracts and development management	-	40,165	-	40,165
Selling, general, and administrative	-	4,514	-	4,514
Impairment charges	-	120,920	-	120,920
Total certain operating expenses	7,927	165,599	-	173,526
	12,588	(116,410)	-	(103,822)

Interest and other income	141	1	13	155
Corporate general and administrative expenses	-	-	(2,153)	(2,153)
Interest expense	-	-	(6,025)	(6,025)
Benefit from income taxes applicable to funds from operations modified	-	-	18,642	18,642
Non-real estate related depreciation and amortization	-	(193)	(54)	(247)
Earnings from unconsolidated real estate partnerships, before real estate related depreciation and amortization	9	-	-	9
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	(245)	-	-	(245)
Funds from operations modified (FFOM)	12,493	(116,602)	10,423	(93,686)

Amortization of intangibles related to purchase accounting, net of income tax benefit	(42)	(2,482)	984	(1,540)
Funds from operations (FFO)	12,451	(119,084)	11,407	(95,226)

Real estate related depreciation and amortization	(7,343)	-	-	(7,343)
Noncontrolling interests in real estate partnerships, before real estate related depreciation and amortization	245	-	-	245
Net income (loss)	5,353	(119,084)	11,407	(102,324)
Net loss (income) attributable to the noncontrolling interest in:
Real estate partnerships	(92)	-	-	(92)
Operating partnership	-	-	24,158	32,198
Net income (loss) attributable to Cogdell Spencer Inc.	$5,261	$(119,084)	$35,565	$(70,218)

Cogdell Spencer Inc.
First Quarter 2009

Reconciliation of Net Loss to Funds from Operations and Funds from Operations Modified (1)
(in thousands, except per share and unit amounts)
(unaudited)

	Three Months Ended
	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008
Net loss	$(102,324)	$(1,505)	$(805)	$(2,980)	$(2,566)
Add:
Real estate related depreciation and amortization:
Wholly-owned and consolidated properties	7,340	7,407	7,548	7,827	7,788
Unconsolidated real estate partnerships	3	3	3	3	3
Less:
Noncontrolling interests in real estate partnerships, before
real estate related depreciation and amortization	(245)	(292)	(204)	(142)	(78)
Funds from Operations (FFO) (1)	(95,226)	5,613	6,542	4,708	5,147
Amortization of intangibles related to purchase accounting, net of tax benefit	1,540	2,390	2,390	2,551	648
Funds from Operations Modified (FFOM) (1)	(93,686)	8,003	8,932	7,259	5,795
Impairment charges, net of income tax benefit	101,746	-	-	-	-
FFOM, excluding non-cash impairment charge	$8,060	$8,003	$8,932	$7,259	$5,795

FFO per share and unit - basic and diluted	$(3.54)	$0.21	$0.26	$0.19	$0.26
FFOM per share and unit - basic and diluted	$(3.49)	$0.30	$0.36	$0.30	$0.29
FFOM per share and unit - basic and diluted, excluding non-cash impairment charge	$0.30	$0.30	$0.36	$0.30	$0.29

Weighted average shares and units outstanding - basic	26,869	26,766	24,861	24,348	19,972
Weighted average shares and units outstanding - diluted	26,869	26,890	24,993	24,486	19,985

(1) FFO is a supplemental non-GAAP financial measure used by the real estate industry to measure the operating performance of real estate companies.  FFOM adds back to traditionally defined FFO non-cash amortization of non-real estate related intangible assets associated with purchase accounting.  The Company presents FFO and FFOM because it considers them important supplemental measures of operational performance.  The Company believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions.  Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraor

(2) Real estate depreciation and amortization consists of depreciation and amortization from wholly-owned real estate properties and the Company’s share of real estate depreciation and amortization from consolidated and unconsolidated real estate partnerships.

Cogdell Spencer Inc.
First Quarter 2009

Coverage Ratios
(in thousands, except ratio amounts)

Three Months Ended
March 31, 2009
Interest coverage ratio:
EBITDA	$15,014
Cash paid for interest	$5,503
Interest coverage ratio	2.7

Fixed charge coverage ratio:
EBITDA	$15,014
Fixed charges:
Cash paid for interest	$5,503
Principal payments	996
Total fixed charges	$6,499
Fixed charge coverage ratio	2.3

Reconciliation of Earnings Before Interest, Taxes, Depreciation, and Amortization ("EBITDA") (1)
(in thousands)

Three Months Ended
March 31, 2009
Reconciliation of net loss to EBITDA:
Net loss	$(70,218)
Minority interests	(32,198)
Interest expense	6,025
Income tax benefit	(19,626)
Depreciation and amortization	10,111
Impairment charges	120,920
EBITDA	$15,014

____________________

(1) The Company believes that earnings before interest, income taxes, depreciation and amortization, or EBITDA, is a useful supplemental performance measure because it allows investors to view the Company's performance without the impact of noncash depreciation and amortization or the cost of debt or minority interests.  In addition, the Company believes that EBITDA is frequently used by securities analysts, investors, and other interested parties in the evaluation of REITs.  Because EBITDA is calculated before recurring cash charges including interest expense and income taxes, and is not adjusted for capital expenditures or other recurring cash requirements of the Company's business, its utility as a measure of the Company's performance is limited.  Accordingly, EBITDA should be considered only as a supplement to net loss (computed in accordance with GAAP) as a measure of financial performance.  Other equity REITs may calculate EBITDA differently; accordingly, the Company's EBITDA may not be comparable to su

Cogdell Spencer Inc.
First Quarter 2009

Consolidated Debt Analysis as of March 31, 2009
(dollars in thousands)

	Stated interest rate %	Interest Rate %			Maturity Date	Amortization (Years)
Fixed rate secured mortgage loans - wholly-owned properties
Baptist Northwest Medical Park	8.25	8.25		$ 2,175	2/1/2011	25
Barclay Downs	6.50	6.50		4,447	11/15/2012	25
Beaufort Medical Plaza	LIBOR + 1.85	5.65	(1)	4,874	8/18/2011	39
Central New York Medical Center	6.22	6.22		24,500	5/15/2017	Interest only
East Jefferson Medical Office Building	6.01	6.01		9,133	8/10/2014	25
East Jefferson Medical Plaza	LIBOR + 3.75	5.55	(1)		1/31/2012	Interest only
Hanover Medical Office Building One	6.00	6.00		4,794	11/1/2009	25
Healthpark Medical Office Building	5.35	5.35		8,700	1/1/2010	Interest only
Methodist Professional Center I	LIBOR + 1.30	6.25	(1)		10/31/2009	Interest only
Mulberry Medical Park	6.49	6.49		973	4/15/2010	20
One Medical Park - HMOB	5.93	5.93		5,268	11/1/2013	20
Parkridge MOB	5.68	5.68		13,500	6/1/2017	Interest only (5)
Peerless Medical Center	6.06	6.06		7,425	9/1/2016	30
Providence MOB I, II and III	6.12	6.12		8,512	1/12/2013	25
River Hills Medical Plaza	LIBOR + 3.75	5.53	(1)	3,912	12/22/2011	22
Rocky Mount Kidney Center	6.25	6.25		1,022	4/21/2009	20
Roper MOB	LIBOR + 1.50	6.45	(1)	9,095	7/10/2009	18
Rowan Outpatient Surgery Center	6.00	6.00		3,300	7/6/2014	25
St. Francis CMOB, St. Francis MOB	LIBOR + 1.85	5.17	(1)	7,007	6/15/2011	39
St. Francis Medical Plaza, St. Francis Women's Center	LIBOR + 1.85	5.17	(1)	7,526	6/15/2011	39
Summit Professional Plaza I and II	6.18	6.18		15,925	9/1/2017	Interest only
Three Medical Park	5.55	5.55		7,827	3/25/2014	25
Total / weighted average fixed rate secured mortgages		5.97		191,515

Variable rate secured mortgage loans - wholly-owned properties
Copperfield Medical Mall, Harrisburg Medical Mall, Midland Medical Mall and Weddington Internal Pediatric Medicine	LIBOR + 1.50	3.25	(2)	8,446	12/15/2014	25
Rocky Mount Medical Park	Prime	4.25	(3)	7,179	12/15/2010	25
Medical Arts Center of Orangeburg	LIBOR + 3.25	6.00	(4)	2,435	5/5/2014	20
Total / weighted average variable rate secured mortgages		4.02		18,060

Secured revolving credit facility	LIBOR + 1.15	1.65		82,000	3/10/2011	Interest only
	LIBOR + 1.15	4.26	(1)		3/10/2011	Interest only
		2.35		112,000

Term loan	LIBOR + 3.50	6.32	(1)		3/10/2011	Interest only

Consolidated real estate partnerships
Cogdell Health Campus MOB, LP	LIBOR + 1.20	5.23	(1)	10,729	3/2/2015	25
Genesis Property Holding, LLC (construction loan)	LIBOR + 1.50	2.00		4,967	9/26/2018	Interest only
Mebane Medical Investors, LLC (construction loan)	LIBOR + 1.30	1.80		12,244	5/1/2010	Interest only (6)
Rocky Mount MOB LLC	6.03	6.03		5,337	3/1/2012	25
Total / weighted average consolidated real estate partnerships		3.61		33,277

				454,852
Unamortized premium				194
Total / weighted average debt		4.91		$ 455,046

(1) Represents the fixed rate for floating rate loans that have been swapped to fixed.
(2) Maximum interest of 8.25%; minimum interest of 3.25%.
(3) Maximum interest of 7.25%; minimum interest of 4.25%.
(4) Minimum interest of 6.0%
(5) Interest only through June 2012. Principal and interest payments from July 2012 through June 2017.
(6) Interest only through May 2009. Principal and interest payments from June 2009 through May 2010.

Cogdell Spencer Inc.
First Quarter 2009

Consolidated Debt Analysis as of March 31, 2009 (continued)
(dollars in thousands)

	% of Total Debt	Weighted Average Maturity (Years)
Fixed rate mortgages	42.1%	4.2
Variable rate mortgages	4.0%	4.0
Secured credit facility	24.6%	1.9
Term loan	22.0%	1.9
Consolidated real estate partnerships	7.3%	4.2
	100.0%	3.1

Future maturities and principal payments

2009		$ 49,854	(1)
2010		31,781
2011		238,067
2012		23,131
2013		13,855
Thereafter		98,148
		$ 454,836

(1) The Methodist Professional Center I $30,000 mortgage note payable has one two-year conditional extension option

Secured credit facility - matures March 10, 2011

Facility		$ 150,000
Less: Outstanding		112,000
Less: Letters of credit		8,037
Availability		$ 29,963

Capitalized interest -1Q 2009		$ 100

Cogdell Spencer Inc.
First Quarter 2009

Property Listing as of March 31, 2009

	Location	Net Rentable Square Feet	Occupancy Rate	Annualized Rent	Annualized Rent Per Leased Square Foot
California
Verdugo Professional Building I	Glendale	63,887	94.5%	$ 1,907,515	$ 31.60
Verdugo Professional Building II	Glendale	42,906	88.6%	1,244,571	32.74
		106,793	92.1%	3,152,086	32.04
Georgia
Augusta POB I	Augusta	99,494	84.7%	1,164,044	13.81
Augusta POB II	Augusta	125,634	87.6%	2,463,527	22.37
Augusta POB III	Augusta	47,034	100.0%	1,013,567	21.55
Augusta POB IV	Augusta	55,134	88.9%	966,623	19.72
Summit Professional Plaza I	Brunswick	33,039	93.5%	830,496	26.89
Summit Professional Plaza II	Brunswick	64,233	96.7%	1,774,742	28.56
		424,568	90.3%	8,212,999	21.42
Indiana
Methodist Professional Center I (3)	Indianapolis	150,035	98.2%	3,511,402	23.83
Methodist Professional Center II (sub-lease)	Indianapolis	24,080	100.0%	638,252	26.51
		174,115	98.5%	4,149,654	24.20
Kentucky
Our Lady of Bellefonte	Ashland	46,907	95.9%	1,163,646	25.87
Adjacent parking deck				868,554
		46,907	95.9%	2,032,200	25.87	(2)
Louisiana
East Jefferson Medical Office Building	Metairie	119,921	100.0%	2,564,095	21.38
East Jefferson Medical Plaza	Metairie	123,184	100.0%	2,760,449	22.41
East Jefferson Medical Specialty Building	Metairie	10,809	100.0%	968,693	89.62
		253,914	100.0%	6,293,237	24.78
New York
Central New York Medical Center (4)	Syracuse	111,634	96.7%	3,007,732	27.86

North Carolina
Barclay Downs	Charlotte	38,395	100.0%	868,845	22.63
Birkdale Medical Village	Huntersville	64,669	100.0%	1,439,282	22.26
Birkdale Retail	Huntersville	8,269	100.0%	219,787	26.58
Cabarrus POB	Concord	84,972	98.2%	1,853,855	22.23
Copperfield Medical Mall	Concord	26,000	100.0%	619,286	23.82
Copperfield MOB	Concord	61,789	87.9%	1,302,208	23.99
East Rocky Mount Kidney Center	Rocky Mount	8,043	100.0%	166,006	20.64
Gaston Professional Center	Gastonia	114,956	100.0%	2,768,437	24.08
Adjacent parking deck				606,141
Harrisburg Family Physicians Building	Harrisburg	8,202	100.0%	219,903	26.81
Harrisburg Medical Mall	Harrisburg	18,360	100.0%	495,465	26.99
Lincoln/Lakemont Family Practice Center	Lincolnton	16,500	100.0%	390,119	23.64
Mallard Crossing Medical Park	Charlotte	52,540	62.9%	848,358	25.66
Midland Medical Mall	Midland	14,610	100.0%	437,341	29.93
Mulberry Medical Park	Lenoir	24,992	87.0%	458,317	21.07
Northcross Family Medical Practice Building	Charlotte	8,018	100.0%	229,898	28.67
Randolph Medical Park	Charlotte	84,131	67.6%	1,238,081	21.77
Rocky Mount Kidney Center	Rocky Mount	10,105	100.0%	204,728	20.26
Rocky Mount Medical Office Building (1)	Rocky Mount	35,393	95.7%	923,616	27.28
Rocky Mount Medical Park	Rocky Mount	96,993	100.0%	2,036,941	21.00
Rowan Outpatient Surgery Center	Salisbury	19,464	100.0%	435,162	22.36
Weddington Internal & Pediatric Medicine	Concord	7,750	100.0%	199,904	25.79
		804,151	92.5%	17,961,680	23.34	(2)

Cogdell Spencer Inc.
First Quarter 2009

Property Listing as of March 31, 2009

	Location	Net Rentable Square Feet	Occupancy Rate	Annualized Rent	Annualized Rent Per Leased Square Foot
Pennsylvania
Lancaster Rehabilitation Hospital	Lancaster	52,878	100.0%	1,313,107	24.83
Lancaster General Health Campus MOB (1)	Lancaster	64,214	94.2%	1,868,324	30.90
		117,092	96.8%	3,181,431	28.07

South Carolina
190 Andrews	Greenville	25,902	100.0%	621,138	23.98
Baptist Northwest	Columbia	38,703	41.3%	354,274	22.15
Beaufort Medical Plaza	Beaufort	59,340	100.0%	1,288,908	21.72
Carolina Forest	Myrtle Beach	38,902	43.5%	525,068	31.05
Mary Black Westside MOB	Spartanburg	37,455	100.0%	817,044	21.81
Medical Arts Center of Orangeburg	Orangeburg	49,324	82.2%	797,918	19.69
Mt. Pleasant MOB	Mt. Pleasant	38,735	77.4%	787,813	26.29
One Medical Park - HMOB	Columbia	69,840	80.3%	1,350,059	24.07
Parkridge MOB	Columbia	89,451	95.5%	2,077,678	24.31
Providence MOB I	Columbia	48,500	94.7%	995,022	21.67
Providence MOB II	Columbia	23,280	100.0%	481,602	20.69
Providence MOB III	Columbia	54,417	73.4%	902,943	22.59
River Hills Medical Plaza	Little River	27,566	100.0%	880,288	31.93
Roper MOB	Charleston	122,785	99.0%	2,527,715	20.79
St. Francis Community Medical Office Building	Greenville	45,140	100.0%	1,234,581	27.35
St. Francis Medical Office Building	Greenville	49,767	100.0%	1,111,631	22.34
St. Francis Medical Plaza	Greenville	62,724	52.5%	655,407	19.91
St. Francis Women's Center	Greenville	57,590	73.4%	905,183	21.43
Three Medical Park	Columbia	88,755	93.8%	2,027,278	24.34
West Medical I	Charleston	28,734	100.0%	819,115	28.51
		1,056,910	85.9%	21,160,665	23.30
Tennessee
Healthpark Medical Office Building	Chattanooga	52,151	100.0%	1,929,951	37.01
Peerless Medical Center	Cleveland	40,506	100.0%	1,231,652	30.41
		92,657	100.0%	3,161,603	34.12
Virginia
Hanover Medical Office Building I	Mechanicsville	56,610	89.3%	1,426,987	28.22
St. Mary's Medical Office Building North	Richmond	30,617	90.1%	700,573	25.40
		87,227	89.6%	2,127,560	27.23

Total		3,275,968	91.5%	$ 74,440,847	$ 24.36	(2)
__________________
(1) Consolidated real estate partnership.
(2) Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.
(3) Parking revenue from an adjacent parking deck is approximately $94,000 per month, or $1,128,000 annualized.
(4) Parking revenue from an adjacent parking deck is approximately $107,000 per month, or $1,284,000 annualized.

Cogdell Spencer Inc.
First Quarter 2009

Property Occupancy Rates

	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
California
Verdugo Professional Building I	94.5%	92.6%	94.5%	96.3%	96.3%	94.2%	94.2%
Verdugo Professional Building II	88.6%	88.6%	88.6%	88.6%	86.5%	86.5%	82.4%
Georgia
Augusta POB I	84.7%	92.7%	77.4%	92.0%	94.0%	91.6%	92.9%
Augusta POB II	87.6%	95.1%	93.2%	93.2%	93.2%	93.2%	93.2%
Augusta POB III	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Augusta POB IV	88.9%	88.9%	97.1%	97.1%	100.0%	100.0%	100.0%
Summit Professional Plaza I	93.5%	93.5%	93.5%	93.5%	93.5%	93.5%	93.5%
Summit Professional Plaza II	96.7%	96.7%	96.7%	96.7%	96.7%	96.0%	96.0%
Indiana
Methodist Professional Center I	98.2%	99.0%	100.0%	100.0%	100.0%	100.0%	92.8%
Methodist Professional Center II (sub-lease)	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Kentucky
Our Lady of Bellefonte	95.9%	95.9%	100.0%	100.0%	100.0%	100.0%	100.0%
Louisiana
East Jefferson Medical Office Building	100.0%	100.0%	100.0%	100.0%	96.3%	96.3%	100.0%
East Jefferson Medical Plaza	100.0%	100.0%	100.0%	99.2%	99.2%	n/a	n/a
East Jefferson Medical Specialty Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
New York
Central New York Medical Center	96.7%	96.7%	96.7%	93.1%	100.0%	100.0%	100.0%
North Carolina
Barclay Downs	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Medical Village	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Birkdale Retail	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cabarrus POB	98.2%	95.0%	92.7%	98.2%	98.2%	98.2%	98.2%
Copperfield Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Copperfield MOB	87.9%	87.9%	87.9%	87.9%	87.9%	87.9%	87.9%
East Rocky Mount Kidney Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Gaston Professional Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Family Physicians Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Harrisburg Medical Mall	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Lincoln/Lakemont Family Practice Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Mallard Crossing Medical Park	62.9%	62.9%	62.9%	62.9%	94.1%	94.1%	94.1%
Midland Medical Mall	100.0%	100.0%	100.0%	92.1%	92.1%	92.1%	92.1%
Mulberry Medical Park	87.0%	85.4%	85.4%	94.8%	94.8%	85.4%	85.2%
Northcross Family Medical Practice Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Randolph Medical Park	67.6%	67.6%	62.1%	60.6%	60.9%	60.9%	92.8%
Rocky Mount Medical Office Building	95.7%	100.0%	100.0%	10.0%	100.0%	95.7%	89.6%
Rocky Mount Kidney Center	100.0%	95.7%	95.7%	95.7%	95.7%	100.0%	100.0%
Rocky Mount Medical Park	100.0%	100.0%	100.0%	100.0%	96.9%	96.9%	96.9%
Rowan Outpatient Surgery Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Weddington Internal & Pediatric Medicine	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Cogdell Spencer Inc.
First Quarter 2009

Property Occupancy Rates (Continued)

	3/31/2009	12/31/2008	9/30/2008	6/30/2008	3/31/2008	12/31/2007	9/30/2007
Pennsylvania
Lancaster Rehabilitation Hospital	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Lancaster Health Campus MOB	94.2%	93.1%	93.1%	92.9%	87.8%	87.8%	n/a
South Carolina
190 Andrews	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Baptist Northwest	41.3%	41.3%	41.3%	45.1%	52.7%	52.7%	52.7%
Beaufort Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Carolina Forest	43.5%	43.5%	43.5%	43.5%	n/a	n/a	n/a
Mary Black Westside MOB	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Medical Arts Center of Orangeburg	82.2%	92.9%	92.9%	92.9%	99.4%	100.0%	100.0%
Mt. Pleasant MOB	77.4%	77.4%	77.4%	77.4%	77.4%	77.4%	77.4%
One Medical Park - HMOB	80.3%	80.3%	80.3%	100.0%	100.0%	100.0%	100.0%
Parkridge MOB	95.5%	95.5%	95.5%	94.6%	94.6%	94.6%	94.6%
Providence MOB I	94.7%	94.7%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB II	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Providence MOB III	73.4%	73.4%	73.4%	73.4%	73.4%	69.2%	69.2%
River Hills Medical Plaza	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Roper MOB	99.0%	100.0%	97.3%	93.7%	87.0%	92.6%	92.6%
St. Francis Community Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
St. Francis Medical Office Building	100.0%	100.0%	100.0%	100.0%	87.0%	87.0%	100.0%
St. Francis Medical Plaza	52.5%	63.5%	61.7%	61.7%	61.7%	61.7%	61.7%
St. Francis Women's Center	73.4%	73.4%	73.4%	71.3%	76.5%	79.4%	78.0%
Three Medical Park	93.8%	93.8%	93.8%	93.8%	93.8%	93.8%	93.8%
West Medical I	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Tennessee
Healthpark Medical Office Building	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	n/a
Peerless Medical Center	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	n/a
Virginia
Hanover Medical Office Building I	89.3%	96.6%	96.6%	92.6%	100.0%	100.0%	100.0%
St. Mary's Medical Office Building North	90.1%	90.1%	90.1%	90.1%	90.1%	n/a	n/a

Cogdell Spencer Inc.
First Quarter 2009

Lease Expirations for Leases In Place at March 31, 2009

	Number of Leases Expiring	Net Rentable Square Feet	Percentage of Net Rentable Square Feet	Annualized Rent	Percentage of Property Annualized Rent	Annualized Rent Per Leased Square Foot
Available	-	280,036	8.5%	-	-	$ -
2009	117	349,028	10.7%	8,222,554	11.0%	23.56
2010	116	470,512	14.4%	10,649,663	14.3%	22.63
2011	82	293,887	9.0%	6,822,419	9.2%	23.21
2012	128	606,113	18.5%	16,342,260	22.0%	26.96
2013	72	327,382	10.0%	7,207,125	9.7%	17.49	(1)
2014	51	266,188	8.1%	6,634,288	8.9%	24.92
2015	24	78,875	2.4%	2,023,053	2.7%	25.65
2016	12	56,357	1.7%	1,261,410	1.7%	22.38
2017	32	227,859	7.0%	6,503,327	8.7%	28.54
2018	11	58,976	1.8%	1,489,032	2.0%	25.25
Thereafter	17	260,755	8.0%	7,285,716	9.8%	27.94
Total	662	3,275,968	100.0%	$ 74,440,847	100.0%	$ 24.36	(1)
__________________
(1) Excludes annualized rent of adjacent parking decks to Our Lady of Bellefonte and Gaston Professional Center from calculation.

Ten Largest Tenants by Annualized Rent at March 31, 2009

		Tenant		Annualized Rent	Percent of Portfolio
	1	Carolinas HealthCare System		$ 5,678,454	7.6%
	2	Palmetto Health Alliance		3,440,904	4.6%
	3	Bon Secours St. Francis Hospital		2,738,719	3.7%
	4	Gaston Memorial Hospital		2,026,734	2.7%
	5	Lancaster General Hospital		1,965,177	2.6%
	6	Jefferson Parish Hospital District #2		1,853,794	2.5%
	7	University Hospital - Augusta, GA		1,835,859	2.5%
	8	Our Lady of Bellefonte		1,675,695	2.3%
	9	Boice Willis Clinic		1,566,681	2.1%
	10	Galen Medical Group		1,416,034	1.9%
				$ 24,198,051	32.5%

Cogdell Spencer Inc.
First Quarter 2009

Acquisitions and Completed Developments for the period January 1, 2008 through March 31, 2009
(dollars in thousands)

Property	Location	Type	Date Acquired / In-service	Net Rentable Square Feet	Purchase Price / Construction Cost
St. Mary's Medical Office Building North	Richmond, VA	Acquisition	2/22/2008	30,617	$ 4,448.81
East Jefferson Medical Plaza	Metairie, LA	Acquisition	2/28/2008	123,184	19,765
Carolina Forest Medical Plaza	Horry County, SC	Development	2Q 2008	38,902	7,540
Total 2008				153,801	$ 24,213

Construction in Progress as of March 31, 2009
(dollars in thousands)

Property	Location	Estimated Completion Date	Net Rentable Square Feet	Investment to Date	Estimated Total Investment	Percentage Leased
The Woodlands Center (1)	Pensacola, FL	4Q 2009	76,000	$ 12,958	$ 24,800	100.0%
Medical Center Physicians Tower	Jackson, TN	1Q 2010	107,000	2,892	21,100	75.0%
Alamance Regional Cancer Center (2)	Mebane, NC	3Q 2009	8,500	684	1,800	100.0%
Land and pre-construction developments			-	5,347	-
			191,500	$ 21,881	$ 47,700

(1) Owned by Genesis Property Holding, LLC, which is a consolidated real estate partnership. The Company expects to have a 40.0% ownership upon completion.
(2) Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership. The Company had a 35.1% ownership interest at March 31, 2009.

Lease-up Property as of March 31, 2009
(dollars in thousands)

Property	Location	Completion Date	Net Rentable Square Feet	Investment to Date	Estimated Total Investment	Percentage Leased
Alamance Regional Mebane Outpatient Ctr (1)	Mebane, NC	2Q 2008	59,678	$ 15,912	$ 16,200	66.9%
__________________
(1) Owned by Mebane Medical Investors, LLC, which is a consolidated real estate partnership. The Company had a 35.1% ownership interest at March 31, 2009.

Investment in Real Estate Properties
(in thousands)

Three Months Ended
March 31, 2009
Investment in real estate properties:
Development, redevelopment, and acquisitions	$6,321
Second generation tenant improvements	671
Recurring property capital expenditures	56
Total	$7,048